The following is a Preliminary Term Sheet. All terms and statements are subject to change.

PRELIMINARY Term Sheet
Residential Funding

$[477,20471623,109454,000] (Approximates)
RALI Series 2005-QO1 Trust

Residential Accredit Loans, Inc. (Depositor) Residential Funding Corporation (Master Servicer)

DEUTSCHE BANK (GRAPHIC OMITTED)

Underwriter

August 2005

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Deutsche Bank's trading desk at (212) 250-2669. This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this communication is preliminary and is subject to completion or change. The information in this communication supersedes information contained in any prior similar communication relating to these securities. This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The analysis in this report is based on information provided by Residential Funding (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by Residential Funding Corporation the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

PRELIMINARY TERM SHEET DATED: August 2005

RALI Series 2005-QO1
$[477,204716,109,000723,454,000] (Approximate)

Subject to a variance

All Terms and Conditions are subject to change

Structure Overview(1)
Class	Approximate Size ($)	Type	WAL (yrs) to Call	Principal Window	Pass-Through Rate	Expected Ratings (M / S&P)
Offered Certificates
I-A-1	$[3014,32682,000]	Super Senior/Adjustable Rate	2.857	09/05-05/13	Floating (3)	Aaa / AAA
I-A-2	[100,000,000]	Super Senior/ Adjustable Variable Rate	2.857	09/05-05/13	Floating WAC ((4)	Aaa / AAA
I-A-3	[67,788,000][200,000,000]	Senior Support/ Adjustable RateSenior Support/Variable Rate	2.852.87	09/05-05/1309/05-05/13	Floating (3)Variable (5)	Aaa / AAAAaa / AAA
I-A-4	[200,000,000]Notional (6)	Senior Support/ Adjustable RateSenior/IO/Fixed Rate	2.85NA	09/05-05/13NA	Floating (5)0.60%	Aaa / AAAAaa / AAA
I-A-5	Notional (6)[69,551,000]	Senior/IO/Fixed RateSenior Support/Variable Rate	NA2.87	NA09/05-05/13	0.65%Floating (3)	Aaa / AAAAaa / AAA
I-X	Notional (7)	Senior WAC IO / PO Component	NA	NA	Variable (8)	Aaa / AAA
I-M-1	[1934,464153,000]	Mezzanine/Adjustable Rate	5.25	09/05-05/13	Floating (3)	Aa2 / AA
I-M-2	[158,0791,000]	Mezzanine/Adjustable Rate	5.25	09/05-05/13	Floating (3)	A2 / A
I-M-3	[115,384509,000]	Mezzanine/Adjustable Rate	5.25	09/05-05/13	Floating (3)	Baa1 / BBB+
I-M-4	[1,836,000]	Mezzanine/Adjustable Rate	5.25	09/05-05/13	Floating (3)	Baa3 / BBB-
Total Offered	$[ 72316,454109,000]
Non-Offered Certificates(2)
I-B-1	$[93,548672,000]	Subordinate/Adjustable Rate	5.55	09/05-05/13	Floating (3)	NR / BB
I-B-2	[54,14107,000]	Subordinate/Adjustable Rate	5.25	09/05-05/13	Floating (3)	NR / B
I-B-3	[32,672937,724]	Subordinate/Adjustable Rate	5.25	09/05-05/13	Floating (3)	NR / NR
Total	$ [734,470,724]
(1) The Structure is preliminary and subject to change.
(2) The information presented for the Non-offered Certificates is provided solely to assist your understanding of the Offered Certificates.

(3) The pass-through rates on the Class I-AA-1 Certificates, the Class I-AA-35 Certificates, the Class M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) for their respective accrual periods. The Class I-AA-1 Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section below. After the Optional Termination Date, the margin on the Class I-AA-1 Certificates and Class I-AA-35 Certificates will double and the margin on the Class M Certificates and the Class B Certificates will increase by a factor of 1.5.

(4) The pass-through rate on the Class I-AA-2 Certificates will be a floatingvariable rate equal to the lesser of (i) 1-year MTA plus a specified margin and (ii) the Net Mortgage Interest Rate.

(5) The pass-through rate on the Class I-AA--43 Certificates will be equal to a floatingvariable rate equal to the lesser of (i) 1-year MTA plus a specified margin and (ii) the Net Mortgage Interest Rate less 0.650% per annum.

(6) The Class I-AA-54 Certificates will bear interest based on a notional balance which will be equal to the principal balance of the Class I-AA-43 Certificates. The initial notional balance of the Class I-AA-54 Certificates will be $[177,8200,000,000].

(7) The Class I-X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balances of the Class I-AA-1, Class I-AA-2, Class I-AA-35, Class A-4, Class M and Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class I-XX Certificates.

(8) The pass-through rate for the Class I-X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass-through rate for the Class I-AA-1, Class I-AA-2, Class I-AA-35, Class A-4, Class A-5, Class M and Class B Certificates. Interest payable on the Class X Certificates will be reduced to the extent necessary to cover Carryover Shortfall Amounts on the Class A-1, Class A-3, Class M and Class B Certificates.

Transaction Overview

Certificates:

  The Class I-AA-1, Class I-AA-2, Class I-AA-3 (together with the Class A-1 Certificates, the "LIBOR Class A Certificates"), and Class I-AA-4 (together with the Class A-2 Certificates, the "MTA Certificates") and Class I-AA-5 Certificates (togethercollectively, the "Class A Certificates"), the Class I-X Certificates (together with the Class I-AA-54 Certificates, the "Interest Only Certificates", together with the Class I-A-2 Certificates, Class I-A-3 Certificates and Class I-A-4 Certificates, the "WAC Certificates" and together with the Class A Certificates, the "Senior Certificates"), the Class M Certificates (the "Mezzanine Certificates" and together with the Senior Certificates, the "Offered Certificates") and the Class B Certificates (the "Subordinate Certificates" or the "Non-Offered Certificates" and together with LIBOR Class A Certificates the Class I-A-1 Certificates, Class I-A-5 Certificates and the Class M Certificates, the "LIBOR Certificates"). Together, the Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates are referred to herein as the "Certificates."

Pricing Speed:	25% CPR

Depositor:	Residential Accredit Loans, Inc.

Master Servicer:	Residential Funding Corporation

Trustee:	Deutsche Bank National Trust Company

Cut-off Date:	August 1, 2005

Closing Date:	August 30, 2005

Investor Closing Settlement Date:	On or around August 31, 2005

Legal Structure:	REMIC

Optional Call:	10% Cleanup Call

Distribution Dates:	25th of each month, or next business day, commencing September 26, 2005

Accrued Interest

  The price to be paid by investors in the LIBOR Certificates will not include accrued interest. The price to be paid by investors for the WAC MTA Certificates and the Class X Certificates will include accrued interest from the Cut-off Date.

Interest Accrual Period:

  The interest accrual period for the LIBOR Certificates will be the period commencing on the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding that distribution date (on an actual /360 basis). The interest accrual period for the WAC MTA and Class X Certificates Certificates will be the calendar month before the Distribution Date (on a 30/360 basis)..

Registration	The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:	It is anticipated that a portion of the Class ASenior Certificates, the Class M Certificates and the Class B Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA:

  The Class A-1, Class A-2, Class A-5 and Class X CertificatesThe Senior Certificates and the Class M Certificates are expected to be ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.

Collateral:

  The Mortgage Loans will consist of 30 year adjustable rate loans with an expected aggregate principal balance $[484734,470,724], subject to a 5% variance. The Mortgage Loans will be secured by first liens on one- to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period ofrom one to three months after origination. All of the Mortgage Loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each mortgage will adjust based on the Mortgage Index plus the related margin. The "Mortgage Index" for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H-15)" (One-year MTA").

Transaction Overview (Cont.)

Collateral:

  The Mortgage Loans will consist of 30 year adjustable rate loans with an expected aggregate principal balance $[734,470,724], subject to a 5% variance. The Mortgage Loans will be secured by first liens on one- to four-family residential properties. The mortgage rates for the Mortgage Loans are generally fixed for an initial period of one month after origination. All of the Mortgage Loans are payment option adjustable rate mortgage loans with a negative amortization feature and rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period the mortgage rate on each Mortgage Loan will adjust based on an index plus the related margin. For approximately 97.6% of the Mortgage Loans the "Mortgage Index" for the mortgage rates is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H-15)" (1-year MTA"). For the remaining Mortgage Loans the "Mortgage Index" for the mortgage rates is based on other indices including COFI and LIBOR.

Credit Enhancement:

  Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. Subordination is expected to be [8.8525]% +/- 0.50% with respect to the Senior Certificates.

Advances:

  The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:	On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

Cashflow Description:

  Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

  Payments of interest, pro rata, to the Senior Certificates.

  Payments of principal pro rata to the to the Class A Certificates as follows: (i) 60%, pro rata, to the Class I-A-1 Certificates and the Class I-A-2 Certificates , based on their aggregate outstanding principal balance, until reduced to zerountil reduced to zero. and (ii) 40%, pro rata, to the Class I-A-3 Certificates and the Class I-A-5 Certificates until reduced to zero.

  Payments of principal to the Class XP Component (as defined below) until its component principal balance is reduced to zero.

  Payment of any Carryover Shortfall Amounts to the Class I-AA-1 and Class A-3 Certificates to the extent of available funds as described under "Carryover Shortfall Amounts," below..

  Payments of interest and then principal, sequentially, to the Class M Certificates until reduced to zero.

  Payment of any Carryover Shortfall Amounts to the Class M Certificates to the extent of available funds as described under "Carryover Shortfall Amounts," below..

  Payments of interest and then principal, sequentially to the Class B Certificates until reduced to zero.

  Payment of any Carryover Shortfall Amounts to the Class B Certificates to the extent of available funds as described under "Carryover Shortfall Amounts," below..

Carryover Shortfall Amounts:

  The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates) and additionally, only in the case of the Class I-A-1 Certificates, from amounts available from the related Cap Contract, on such Distribution Date or future Distribution Dates.

Class I-A-1 Cap Contract:

  The Class I-A-1 Certificates will have the benefit of an interest rate cap contract. With respect to each Distribution Date beginning with the [October] 2005 Distribution Date to and including the [November 2013] Distribution Date, the amount payable by the cap counterparty will equal the product of (i) the excess (if any) (x) the lesser of (A) One-Month LIBOR (as determined by the Cap Contract Counterparty) and (B) 10.50% over (y) Strike Rate for such Distribution Date, (ii) the lesser of (x) the Class I-A-1 Cap Contract Notional Balance for such Distribution Date, and (y) the Class Certificate Balance of the Class I-A-1 Certificates immediately prior to that Distribution Date, and (iii) (x) the number of days in the related interest accrual period (calculated on the basis of a 360-day year consisting of twelve 30-day months) divided by (y) 360.

Transaction Overview (Cont.)

Carryover Shortfall Amounts:
  The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the pass-through rate for such Class (without giving effect to the Net Mortgage Interest Rate) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the pass-through rate for such Class without giving effect to the Net Mortgage Interest Rate) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates) and additionally, only in the case of the Class A-1 Certificates, from amounts available from the related Cap Contract, on such Distribution Date or future Distribution Dates.

Class A-1 Cap Contract:
  The Class A-1 Certificates will have the benefit of an interest rate cap contract (the "Cap Contract"). With respect to each Distribution Date beginning with the October 2005 Distribution Date to and including the November 2013 Distribution Date, the amount payable by the cap counterparty will equal the product of (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined under the Cap Contract) and (B) 10.00% over (y) the Strike Rate (as determined under the Cap Contract) for such Distribution Date (ii) the lesser of (x) the Class A-1 Cap Contract Notional Balance (as determined under the Cap Contract) for such Distribution Date and (y) the Certificate Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date, and (iii) (x) the number of days in the related interest accrual period (calculated on the basis of a 360-day year consisting of twelve 30-day months) divided by (y) 360.

Negative Amortization:

  Since the Mmortgage Lloans are subject to negative amortization, the Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each Mmortgage Lloan will be offset by unscheduled principal collections for such period. Any negative amortization that is not offset by unscheduled principal collections will be accreted pro rata to the Senior Certificates and the Subordinate Certificates based on the amount of interest due but not paid with regard to each such class without giving effect to the allocation of negative amortization.

Class I-XX Certificates:

  Solely for purposes of determining distributions of principal and interest and the allocation of realized losses on the mortgage loans, the Class I-XX Certificates will be comprised of two components: an interest-only component with the notional balance described above and a principal and interest component (the "Class I-XXP Component") with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.

Transaction Overview (Cont.)

Shifting Interest:

  The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans on any Distribution Date during the first [seven or ten] years beginning on the first Distribution Date. Thereafter, the Senior Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the Current Principal Amountaggregate Certificate Principal Balance of the Mezzanine Certificates and related Subordinate Certificates does not exceed 50% and (ii) cumulative Rrealized Llosses do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

Allocation of Losses:

  Realized Losses on the Mortgage Loans will be allocated first, to the Class I-BB-3 Certificates until reduced to zero, second, to the Class I-BB-2 Certificates until reduced to zero, third, to the
  Class I-BB-1 Certificates until reduced to zero, fourth, to the Class I-MM-34 Certificates until reduced to zero, fifth, to the Class I-MM-23 Certificates until reduced to zero, and sixth, to the Class I-MM-12 Certificates until reduced to zero and seventh, to the Class I-M-1 Certificates until reduced to zero. Thereafter, Realized Losses on the Mortgage Loans will be allocated pro rata to the Senior Certificates provided that any Realized Losses otherwise allocable to the Class I-AA-1 and Class I-AA-2 Certificates will be allocated first to the Class A-3 and Class A-4 on a pro rata basis until the Certificate Principal Balance of each such class has been reduced to zero and; provided further that, Realized Losses otherwise allocable to the Class A-3 Certificates as described above will be allocated first to the Class A-4 Certificates until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero.will instead be allocated pro rata to the Class I-A-3 and Class I-A-5 Certificates until reduced to zero. .

  Excess Llosses on the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Certificates.

Excess Losses:

  Excess Losses will be ainclude Special Hazard Losses incurred on a Mortgage Loans in excess of the related Special Hazard CoverageAmount, a Fraud Losses incurred on a Mortgage Loans in excess of the related Fraud Losses AmountCoverage and Bankruptcy Loss incurred on a Mortgage Loans in excess of the related Bankruptcy CoverageAmount.

DESCRIPTION OF THE COLLATERAL*

SUMMARY OF THE MORTGAGE LOANS

Aggregate Principle Balance	$[734,470,724]484734,470,724	+/- 5%
Subordination Percentage	8.825%	+/- 0.50%

Gross WAC	31.94925%	+/- 105 bps
WAM	359	+/- 25 months

WA LTV	757.045%	+/- 105%
Average Loan Balance	$3125,056000	+/- 105,000

Single Family	7190%	+/- 105%
Non-Owner Occupied	12%	+/- 150%

Average FICO	705	+/- 105

State Concentration	Less than 50% in California

* As stipulated by Residential Funding

FOR ADDITIONAL INFORMATION PLEASE CALL:

Deutsche Bank Securities

MBS Trading
Hyung Peak	212-250-2669
Adam Yarnold	212-250-2669
Kumarjit Bhattacharyya	212-250-2669

MBS Banking
Susan Valenti	212-250-3455
Renee McGrail	212-250-3097
Roxana McKinney	212-250-0848